Exhibit 99.1

1 May 10, 2022 B of A SECURITIES 2022 HEALTHCARE CONFERENCE

2 2 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbour provisions of , The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current c ond itions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market oppo rtu nity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “projec t,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictio ns. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financ ial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of w hic h cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through devel opm ent activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the t imi ng, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID - 19 pandemic on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as thir d - p arty suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent fi lings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstanc es reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operat e in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may fa ce. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, cha nged circumstances or otherwise.

3 3 Future Vision Century is developing transformative allogeneic cell therapies Establish franchises in B cell malignancies, GBM, solid tumor indications World - class cell engineering and manufacturing capabilities Develop best - in - class iPSC - derived iNK and iT cell platforms Financial strength maintained by platform synergies, efficiencies

CNTY-101: NEXT GENERATION CD19 TARGETED PRODUCT

HIGHLY DIFFERENTIATED PROFILE

Allo-Evasion™ edits



CD19 CAR
HLA-I Knockout
HLA-II Knockout
HLA-E
Safety Switch
IL-15

CNTY-101

First cell product candidate with 6 gene edits introduced with CRISPR-HDR

ELIPSE-1: PHASE 1 STUDY GOALS

- Dose escalation with multiple doses and single lymphodepletion conditioning regimen
  - IND submission on track for mid-2022 to advance CNTY-101 into Phase 1 clinical trial

Clinically meaningful and platform validating data generated from ELiPSE-1 Schedule B



Subsequent dose(s) without additional LD
LD
Day 1
Day 50
≥1bn cells/dose

* Subject to FDA approval

CENTURY THERAPEUTICS
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5 5 COMMON PROGENITOR ENABLES EFFICIENT PIPELINE EXPANSION iNK 1.0 iNK 3.0 Common Progenitor Candidate 1 Candidate 2 Candidate 3 iNK 3.0 common progenitor platform incorporates multiple features: • Additional Allo - Evasion edits • Additional innate killing potential • Additional anti - cancer targeting option • Cytokine support + CAR 2

PIPELINE

Product candidate pipeline across cell platforms and targets in solid and hematologic cancers

Product	iPSC Platform	Targets	Indications	Expected IND Submission	Discovery	Preclinical	Clinical	Collaborator
CNTY-101	iNK	CD19	B-Cell Malignancies	Mid 2022				
CNTY-103	iNK	CD133 + EGFR	Glioblastoma	2023				
CNTY-102	iT	CD19 + CD79b	B-Cell Malignancies	2024				
CNTY-104	iNK/iT	Multi-specific	Acute Myeloid Leukemia	2024				Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	Multiple Myeloma	2024				Bristol Myers Squibb
Discovery Research Programs								
	iNK/iT	TBD	Solid Tumors	TBD				
	iNK/iT	TBD	Hematological Malignancies	TBD				

Solid Tumors — Hematologic Tumors

CENTURY THERAPEUTICS

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7 7 CENTURY THERAPEUTICS’ UNIQUE INVESTMENT OPPORTUNITY We are developing a portfolio of potentially best - in - class, differentiated allogeneic cell therapies that deliver durable responses We are leveraging our iNK and δγ iT cell platforms to tackle tumors with unmet medical need Our comprehensive iPSC - based platform is in place, allowing for rapid iteration We are well capitalized with platform synergies and operational excellence to advance our portfolio and pipeline in 2022

8 THANK YOU